UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
(Date of earliest event reported):

August 17, 2012

Cardigant Medical Inc.
(Exact name of Registrant as specified in its charter)

Delaware, 333-176329, 26-4731758
(State or other jurisdiction
of incorporation) (Commission
File Number) (IRS Employer
Identification)

1500 Rosecrans Avenue, St 500
Manhattan Beach, CA 90266
(Address of principal executive office and zip code)

(310) 421-8654
(Registrant's telephone number, including area code)

Check the appropriate box bellow if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


ITEM 5.02DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Scott Merz, Ph.D. has been appointed to the board of directors. Dr. Merz has extensive experience in all aspects of the medtech industry over the last 25 years including technology startup, research and development, regulatory, fundraising and partnering. Dr.Merz is currently the President of Michigan Critical Care Consultants (MC3) of which he is also a co-founder. MC3 was founded in 1991 to commercialize blood pump technology developed by Dr. Merz. The technology was sold to Medtronic and eventually transferred to Edwards Life Sciences. MC3 currently incubates new technology and spins it out. MC3 has spun out six companies based on internally developed technologies. Dr. Merz earned his Bachelors Degree in Electrical/Biomedical Engineering from Duke University and his Ph.D. in Biomedical Engineering from the University of Michigan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardigant Medical Inc.
By: /s/ Jerett Creed
Jerett Creed
Title: President and CEO

Dated: August 17, 2012